UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

Oshkosh B’Gosh, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13365 Commission file number	39-0519915 (IRS Employer Identification Number)

112 Otter Avenue
Oshkosh, Wisconsin 54901
(Address of principal executive offices)

(920) 231-8800
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On June 22, 2005, in connection with the proposed merger of Oshkosh B’Gosh, Inc. (“OshKosh”) with a subsidiary of The William Carter Company, a wholly-owned subsidiary of Carter’s, Inc., OshKosh rescheduled its special stockholder meeting at which the merger and the merger agreement would be considered for July 14, 2005. The meeting was rescheduled because of an inadvertent delay in the mailing of the Notice of Special Meeting, dated June 9, 2005. In connection with the rescheduling of the meeting, a Notice of Special Meeting of Stockholders and a Disclosure Statement was mailed to the holders of the OshKosh class A and B common stock, as required under Delaware law. This mailing was made on June 22, 2005. A copy of the Notice of Special Meeting of Stockholders and the accompanying Disclosure Statement are furnished hereunder as Exhibit 99.1.

Forward-Looking Statements

     This Current Report and the exhibit furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the proposed merger and the other transactions contemplated by the Disclosure Statement and related Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about Oshkosh B’Gosh and risks related to Oshkosh B’Gosh’s business are detailed in OshKosh B’Gosh ‘s most recent annual report on Form 10-K for the fiscal year ended January 1, 2005, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. Oshkosh B’Gosh does not undertake an obligation to update forward-looking statements.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1	Notice of Special Meeting of Stockholders and accompanying Disclosure Statement (furnished pursuant to Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OshKosh B’Gosh, Inc.
Date: June 22, 2005	By:	/S/ MICHAEL L. HEIDER
Michael L. Heider
Vice President Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Notice of Special Meeting of Stockholders and accompanying Disclosure Statement